WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                        February 16, 1995


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)


                            North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)



     Effective on February 16, 1995, a Committee of the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of $250,000,000 of the Registrant's 7-1/2% Senior Notes, due 1997 (the "Notes") to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of such Committee are included as Exhibit 99.1 hereto.

     Also on February 16, 1995, the Registrant entered into an underwriting agreement with the Underwriters ("Underwriting Agreement"). The terms of the offering and the Notes are described in the Registrant's Prospectus dated August 12, 1993 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated February 16, 1995. The Underwriting Agreement is included as
Exhibit 1.1 hereto.

     The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 33-49881 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $4,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated) and shares of its preferred stock and common stock and was declared effective on August 12, 1993. After the closing of the sale of the Notes, expected to occur on February 27, 1995, debt securities, preferred stock or common stock having an approximate aggregate initial offering price of $264,700,000 will remain unsold under the Registration Statement.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

               1.1       Underwriting Agreement dated February
                         16, 1995 with respect to the offering
                         of the Notes

               4.1       Form of Note

              12.1 Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1994 and for each of the years in the five-year period ended December 31, 1993

              99.1       Resolution of a Committee of the Board
                         of Directors effective February 16, 1995 with respect to the terms of the offering of the Notes

              99.2       News Release disseminated on February
                         16, 1995 regarding the sale of the Notes







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                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONSBANK CORPORATION


                                         By:  CHARLES M. BERGER
                                              Associate General Counsel

Dated:  February 21, 1995


















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